UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2019

ENERGY FUELS INC.
(Exact name of registrant as specified in its charter)

_____________________________

Ontario	001-36204	98-1067994
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

225 Union Blvd., Suite 600 Lakewood, Colorado	80228
(Address of principal executive offices)	(Zip Code)

(303) 974-2140
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company [ X ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Mark Chalmers

On March 28, 2019, Energy Fuels Inc. (“Energy Fuels” or the “Registrant”) and Mr. Chalmers entered into an Employment Agreement (the “Chalmers Agreement”), effective March 28, 2019, which has a term of two years and will automatically renew for additional one year terms unless either party provides a notice not to renew at least 90 days prior to the end of the initial two-year term or any subsequent one-year term. Pursuant to the Chalmers Agreement, Mr. Chalmers will be paid an annual salary of US$400,000 (the “Chalmers Base Salary”), subject to review and increase at the discretion of the Registrant.

Mr. Chalmers is also entitled to receive benefits such as health insurance, vacation and other benefits consistent with the Registrant’s benefit plans extended to other employees of the Registrant with similar position or level. In addition, Mr. Chalmers has a cash bonus opportunity during each calendar year with a target equal to 50% (the “Chalmers Target Cash Bonus Percentage”) of his Base Salary (the “Chalmers Target Cash Bonus”), in accordance with the Registrant’s Short Term Incentive Plan, and an equity award opportunity during each calendar year with a target value equal to 100% (the “Chalmers Target Equity Award Percentage”) of his Base Salary (the “Chalmers Target Equity Award”), in accordance with the Registrant’s Long Term Incentive Plan.

The Registrant may terminate the Chalmers Agreement for just cause, without just cause or in the event of a disability. Mr. Chalmers may terminate his employment for “good reason” upon occurrence of any of the following: (i) a material reduction or diminution in his level of responsibility or office; (ii) a reduction in the Chalmers Base Salary, Chalmers Target Cash Bonus Percentage or Chalmers Target Equity Award Percentage; or (iii) a proposed forced relocation to another geographic location greater than 50 miles from his current location at the time a move is requested after a change of control.

In the event Mr. Chalmers’ employment is terminated by the Registrant without just cause or upon a disability or by the Registrant giving a notice not to renew, or Mr. Chalmers elects to resign for good reason, or upon his death, he or his estate will be entitled to severance pay (the “Chalmers Severance Amount”) equal to two and ninety-nine one hundredths (2.99) times the sum of the Chalmers Base Salary and the Chalmers Target Cash Bonus for the full year in which the date of termination occurs.

Further, in the event that upon a change of control, Mr. Chalmers’ employment is terminated and/or the successor entity does not assume and agree to perform all of the Registrant’s obligations under Mr. Chalmers’ employment agreement with the Registrant, then Mr. Chalmers’ employment will be deemed to have been terminated without just cause and Mr. Chalmers will be entitled to receive the same Chalmers Severance Amount as described above for a termination without just cause under the normal course. In addition, if Mr. Chalmers’ employment is terminated without just cause or for a disability, or Mr. Chalmers elects to resign for good reason, within 12 months after a change in control, then, in addition to the payment of the Chalmers Severance Amount described above, all of Mr. Chalmers’ unvested stock options and restricted stock units will automatically vest.

If Mr. Chalmers voluntarily retires from the Registrant at any time after the fifth anniversary of February 1, 2018, all of Mr. Chalmers’ unvested stock options and restricted stock units will automatically vest.

Mr. Chalmers is subject to non-solicitation provisions during the term of his employment agreement and for a period of 12-months after termination, under which Mr. Chalmers may not solicit any business from any customer, client or business relation of the Registrant, or hire or offer to hire or entice any officer, employee consultant or business relation away from the Registrant.

This description of the material terms of the Chalmers Agreement does not purport to be complete and is qualified in its entirety by reference to the Chalmers Agreement which will be filed as an exhibit to the Registrant’s Form 10-Q for the fiscal quarter ended March 31, 2019.

David C. Frydenlund

On March 28, 2019, the Registrant and Mr. David C. Frydenlund entered into an Employment Agreement (the “Frydenlund Agreement”), effective March 28, 2019, which has a term of two years and will automatically renew for additional one year terms unless either party provides a notice not to renew at least 90 days prior to the end of the initial two-year term or any subsequent one-year term. Pursuant to the Frydenlund Agreement, Mr. Frydenlund will be paid an annual salary of US$287,116 (the “Frydenlund Base Salary”), subject to review and increase at the discretion of the Registrant. Pursuant to the Frydenlund Agreement, Mr. Frydenlund will act as Chief Financial Officer, General Counsel and Corporate Secretary of the Registrant.

Mr. Frydenlund is also entitled to receive benefits such as health insurance, vacation and other benefits consistent with the Registrant’s benefit plans extended to other employees of the Registrant with similar position or level. In addition, Mr. Frydenlund has a cash bonus opportunity during each calendar year with a target equal to 40% (the “Frydenlund Target Cash Bonus Percentage”) of his Base Salary (the “Frydenlund Target Cash Bonus”), in accordance with the Registrant’s Short Term Incentive Plan, and an equity award opportunity during each calendar year with a target value equal to 80% (the “Frydenlund Target Equity Award Percentage”) of his Base Salary (the “Frydenlund Target Equity Award”), in accordance with the Registrant’s Long Term Incentive Plan.

The Registrant may terminate the Frydenlund Agreement for just cause, without just cause or in the event of a disability. Mr. Frydenlund may terminate his employment for “good reason” upon occurrence of any of the following: (i) a material reduction or diminution in his level of responsibility or office, provided that ceasing to be the Chief Financial Officer shall not constitute a material reduction or diminution in his level of responsibility or office; (ii) a reduction in the Frydenlund Base Salary, Frydenlund Target Cash Bonus Percentage or Frydenlund Target Equity Award Percentage; or (iii) a proposed forced relocation to another geographic location greater than 50 miles from his current location at the time a move is requested after a change of control.

In the event Mr. Frydenlund’s employment is terminated by the Registrant without just cause or upon a disability or by the Registrant giving a notice not to renew the Frydenlund Agreement, or Mr. Frydenlund elects to resign for good reason, or upon his death, he or his estate will be entitled to severance pay (the “Frydenlund Severance Amount”) equal to two (2.0) times the sum of the Frydenlund Base Salary and the Frydenlund Target Cash Bonus for the full year in which the date of termination occurs.

Further, in the event that upon a change of control, Mr. Frydenlund’s employment is terminated and/or the successor entity does not assume and agree to perform all of the Registrant’s obligations under Mr. Frydenlund’s employment agreement with the Registrant, then Mr. Frydenlund’s employment will be deemed to have been terminated without just cause and Mr. Frydenlund will be entitled to receive the same Frydenlund Severance Amount as described above for a termination without just cause under the normal course. In addition, if Mr. Frydenlund’s employment is terminated without just cause or for a disability, or Mr. Frydenlund elects to resign for good reason, within 12 months after a change in control, then, in addition to the payment of the Frydenlund Severance Amount described above, all of Mr. Frydenlund’s unvested stock options and restricted stock units will automatically vest.

Mr. Frydenlund is subject to non-solicitation provisions during the term of his employment agreement and for a period of 12-months after termination, under which Mr. Frydenlund may not solicit any business from any customer, client or business relation of the Registrant, or hire or offer to hire or entice any officer, employee consultant or business relation away from the Registrant.

In addition to payment of the Frydenlund Severance Amount in the circumstances set out above, in the event of any termination, the Registrant will reimburse all direct costs associated with relocating Mr. Frydenlund and his family to Canada, provided such relocation occurs within 14 months from the date of termination. Such reimbursement will not apply to the extent the costs contemplated are paid by another employer.

This description of the material terms of the Frydenlund Agreement does not purport to be complete and is qualified in its entirety by reference to the Frydenlund Agreement which will be filed as an exhibit to the Registrant’s Form 10-Q for the fiscal quarter ended March 31, 2019.

W. Paul Goranson

On March 28, 2019, the Registrant and Mr. W. Paul Goranson entered into an Employment Agreement (the “Goranson Agreement”), which has a term of two years and will automatically renew for additional one year terms unless either party provides a notice not to renew at least 90 days prior to the end of the initial two-year term or any subsequent one-year term. Pursuant to the Goranson Agreement, Mr. Goranson will be paid an annual salary of US$287,116 (the “Goranson Base Salary”), subject to review and increase at the discretion of the Registrant. Pursuant to the Goranson Agreement, Mr. Goranson will act as Chief Operating Officer of the Registrant.

Mr. Goranson is also entitled to receive benefits such as health insurance, vacation and other benefits consistent with the Registrant’s benefit plans extended to other employees of the Registrant with similar position or level. In addition, Mr. Goranson has a cash bonus opportunity during each calendar year with a target equal to 40% (the “Goranson Target Cash Bonus Percentage”) of his Base Salary (the “Goranson Target Cash Bonus”), in accordance with the Registrant’s Short Term Incentive Plan, and an equity award opportunity during each calendar year with a target value equal to 80% (the “Goranson Target Equity Award Percentage”) of his Base Salary (the “Goranson Target Equity Award”), in accordance with the Registrant’s Long Term Incentive Plan.

The Registrant may terminate the Goranson Agreement for just cause, without just cause or in the event of a disability. Mr. Goranson may terminate his employment for “good reason” upon occurrence of any of the following: (i) a material reduction or diminution in his level of responsibility or office; (ii) a reduction in the Goranson Base Salary, Goranson Target Cash Bonus Percentage or Goranson Target Equity Award Percentage; or (iii) a proposed forced relocation to another geographic location greater than 50 miles from his current location at the time a move is requested after a change of control.

In the event Mr. Goranson’s employment is terminated by the Registrant without just cause or upon a disability or by the Registrant giving a notice not to renew the Goranson Agreement, or Mr. Goranson elects to resign for good reason, or upon his death, he or his estate will be entitled to severance pay (the “Goranson Severance Amount”) equal to two (2.0) times the sum of the Goranson Base Salary and the Goranson Target Cash Bonus for the full year in which the date of termination occurs.

Further, in the event that upon a change of control, Mr. Goranson’s employment is terminated and/or the successor entity does not assume and agree to perform all of the Registrant’s obligations under Mr. Goranson’s employment agreement with the Registrant, then Mr. Goranson’s employment will be deemed to have been terminated without just cause and Mr. Goranson will be entitled to receive the same Goranson Severance Amount as described above for a termination without just cause under the normal course. In addition, if Mr. Goranson’s employment is terminated without just cause or for a disability, or Mr. Goranson elects to resign for good reason, within 12 months after a change in control, then, in addition to the payment of the Goranson Severance Amount described above, all of Mr. Goranson’s unvested stock options and restricted stock units will automatically vest.

Mr. Goranson is subject to non-solicitation provisions during the term of his employment agreement and for a period of 12-months after termination, under which Mr. Goranson may not solicit any business from any customer, client or business relation of the Registrant, or hire or offer to hire or entice any officer, employee consultant or business relation away from the Registrant.

This description of the material terms of the Goranson Agreement does not purport to be complete and is qualified in its entirety by reference to the Goranson Agreement which will be filed as an exhibit to the Registrant’s Form 10-Q for the fiscal quarter ended March 31, 2019.

Item 8.01 Other Events.

Energy Fuels announced on April 1, 2018, that it is currently producing vanadium product from the pond solutions at its 100%-owned White Mesa Mill (the “Mill”), the only conventional vanadium processing facility located in the United States. The Registrant is currently selling this vanadium (as ferrovanadium) to the steel industry, and it continues to pursue opportunities to sell portions of this material to participants in both specialty chemical and aerospace markets.

As previously reported, the Registrant estimates that a total of up to four million pounds of recoverable V2O5 could reside in the Mill’s pond solutions. This vanadium is currently being recovered at commercial rates of approximately 150,000-160,000 pounds of V2O5 per month and, as a result of expected seasonal influences, could increase to approximately 200,000-225,000 pounds per month in the warmer, dryer months of the year, settling back to current production rates in the winter months. Average production rates, taking into account these expected seasonal influences, are expected to be approximately 160,000-200,000 pounds per month on an annualized basis. Conservatively allowing for the uncertainties associated with a new project of this nature and the impacts of seasonal influences as they unfold over the first full year of production, pond recovery is expected to result in a total recovery over the life of the project of approximately 2.5 million to 4.0 million pounds of V2O5, subject to continued successful recovery and supportive market conditions.

Cautionary Note Regarding Forward-Looking Statements: Certain information contained in this Form 8-K, including any information relating to: any expectations about pounds of vanadium that may be recovered at the White Mesa Mill, including current and expected rates of production and the total amount of vanadium expected to be recovered from the Mill’s pond solutions; and any other statements regarding Energy Fuels’ future expectations, beliefs, goals or prospects; constitute forward-looking information within the meaning of applicable securities legislation (collectively, "forward-looking statements"). All statements in this Form 8-K that are not statements of historical fact (including statements containing the words "expects", "does not expect", "could", "estimates", "projects", and similar expressions) should be considered forward-looking statements. All such forward-looking statements are subject to important risk factors and uncertainties, many of which are beyond Energy Fuels’ ability to control or predict. A number of important factors could cause actual results or events to differ materially from those indicated or implied by such forward-looking statements, including without limitation factors relating to; any expectations about pounds of vanadium that may be recovered at the White Mesa Mill, including current and expected rates of production and the total amount of vanadium expected to be recovered from the Mill’s pond solutions and other risk factors as described in Energy Fuels’ most recent annual report on Form 10-K. Energy Fuels assumes no obligation to update the information in this Form 8-K, except as otherwise required by law. Forward-looking statements are provided for the purpose of providing information about the current expectations, beliefs and plans of the management of Energy Fuels relating to the future. Readers are cautioned that such statements may not be appropriate for other purposes. Readers are also cautioned not to place undue reliance on these forward-looking statements, that speak only as of the date hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY FUELS INC.
(Registrant)

Date: April 2, 2019	By: /s/ David C. Frydenlund
David C. Frydenlund
Chief Financial Officer, General Counsel, and Corporate Secretary